UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 6, 2015

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2015, Terry Bond resigned as the Controller and principal accounting officer of CSI Compressco GP, Inc. (the “General Partner”), the general partner of CSI Compressco LP, a Delaware limited partnership (the “Partnership”). Mr. Bond’s resignation was not the result of any disagreement with the Partnership or the General Partner relating to either entity’s operations, policies or practices.

Effective upon Mr. Bond’s departure, James P. Rounsavall, the General Partner’s existing Chief Financial Officer, Treasurer and Secretary, assumed the role as the principal accounting officer on an interim basis. Mr. Rounsavall also continued his existing responsibilities as Chief Financial Officer. For additional information regarding Mr. Rounsavall, please refer to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014, which is incorporated herein by reference.

On April 20, 2015, Susan R. Makovy was appointed Controller and principal accounting officer of the General Partner. Ms. Makovy, age 54, was employed by the General Partner as of February 16, 2015. Prior to joining the General Partner, from August 2011 through February 2015, Ms. Makovy served as an onsite controller and project manager with SolomonEdwards, a professional services firm focused on strategy execution. From October 2010 through August 2011 Ms. Makovy served as assistant controller, global consolidations and internal reporting with LyondellBasell Chemical Company, a publicly-traded company subject to the reporting requirements of the Securities Exchange Act of 1934. From January 2010 through October 2010 Ms. Makovy served as a senior manager with SolomonEdwards, and from April 2004 through October 2009, Ms. Makovy served as lead finance and accounting manager, mergers and acquisitions, with Halliburton Company and as Assistant Controller of Landmark Graphics, a subsidiary of Halliburton Company, a publicly-traded company subject to the reporting requirements of the Securities Exchange Act of 1934.

There is no family relationship between Ms. Makovy and any director or executive officer of the General Partner or person nominated or chosen to become a director or executive officer of the General Partner. There are no arrangements or understandings between Ms. Makovy and any other person pursuant to which she was appointed as Controller and principal accounting officer of the General Partner. The General Partner is not aware of any relationship or transaction in which Ms. Makovy has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Timothy A. Knox
Timothy A. Knox
President
Date: April 24, 2015

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